UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  January 27, 2005
(Date of earliest event reported)



                    Banc of America Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                  333-118843             36-4514369
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(State or other jurisdiction   Commission File No.)     (IRS Employer
     of incorporation)                                Identification No.)

201 North Tryon Street, Charlotte, North Carolina                    28255
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Address of principal executive offices                            (Zip Code)

Registrant's telephone number, including area code        (704) 387-8239
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events

On January 27, 2005, Banc of America Mortgage Securities, Inc., a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2005-1, Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14, Class 1-A-15, Class 1-A-16, Class 1-A-17,
Class 1-A-18, Class 1-A-19, Class 1-A-20, Class 1-A-21, Class 1-A-22, Class 1-A-23, Class 1-A-24, Class 1-A-R, Class 1-A-LR, Class 30-IO, Class 30-PO, Class 2-A-1, Class 15-IO, Class 15-PO, Class 30-B-1, Class 30-B-2, Class 30-B-3, Class 15-B-1, Class 15-B-2 and Class 15-B-3 (the "Offered Certificates"), having an aggregate original principal balance of $323,229,276.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated January 27, 2005, among the Registrant, Bank of America, N.A., as servicer ("BANA") and Wells Fargo Bank, N.A., as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2005-1, Class 30-B-4, Class 30-B-5, Class 30-B-6, Class 15-B-4, Class 15-B-5 and
Class 15-B-6 Certificates, having an aggregate initial principal balance of $1,507,310.00 (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.54% undivided interest in a trust (the "Trust"), consisting principally of two pools of fixed interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Certificates.

Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the related Pool Distribution Amount or Amounts is sufficient therefor.

Elections will be made to treat the Trust as two separate REMICs for federal income tax purposes (the "Upper-Tier REMIC" and the "Lower-Tier REMIC" and each a "REMIC"). The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14, Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20, Class 1-A-21, Class 1-A-22,
Class 1-A-23, Class 1-A-24, Class 1-A-R, Class 1-A-LR, Class 30-IO, Class 30-PO, Class 2-A-1, Class 15-IO, Class 15-PO, Class 30-B-1, Class 30-B-2, Class 30-B-3, Class 30-B-4, Class 30-B-5, Class 30-B-6, Class 15-B-1, Class 15-B-2, Class 15-B-3, Class 15-B-4, Class 15-B-5 and Class 15-B-6 Certificates will be treated as "regular interests" in the Upper-Tier REMIC and the Class 1-A-R and Class 1-A-LR Certificates will be treated as the "residual interest" in the Upper-Tier REMIC and the Lower-Tier REMIC, respectively.

ITEM 9.01     Financial Statements and Exhibits
              ---------------------------------

      (c)     Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------
                                       Pooling and Servicing Agreement, dated
      (EX-4)                           January 27, 2005, among Banc of America
                                       Mortgage Securities, Inc., Bank of
                                       America, N.A. and Wells Fargo Bank, N.A., as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANC OF AMERICA MORTGAGE SECURITIES, INC.


January 27, 2005



                                    By: /s/ Judy Lowman
                                       -----------------------------------------
                                      Name: Judy Lowman
                                      Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------
                                                              Paper (P) or
Exhibit No.                 Description                       Electronic (E)
-----------                 -----------                       --------------

   (EX-4)                   Pooling and Servicing               E
                            Agreement, dated January 27, 2005
                            among Banc of America Mortgage
                            Securities, Inc., Bank of
                            America, N.A. and Wells Fargo
                            Bank, N.A., as trustee.